UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 13, 2004

                            The J. M. Smucker Company
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               (Exact Name of Registrant as Specified in Charter)

              Ohio                        1-5111                 34-0538550
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(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

         One Strawberry Lane
            Orrville, Ohio                                        44667-0280
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (330) 682-3000

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure

Pursuant to Item 7.01, "Regulation FD Disclosure", information is being furnished with respect to The J. M. Smucker Company's voluntary odd-lot program for its eligible shareholders, which will allow shareholders with fewer than 100 shares to either sell all of their shares or to purchase additional shares to increase their holdings to 100 shares. Eligible shareholders are those registered and beneficial shareholders owning fewer than 100 Smucker common shares. The program will be in affect from October 14, 2004 through November 12, 2004, unless extended or earlier terminated.

The actual price per share eligible shareholders will receive or pay will be determined by the date that the shareholder's authorization to participate in the program is received in good order by Computershare Investor Services LLC, and cannot be guaranteed in advance. The odd-lot program has been divided into two pricing periods:

Pricing Period 1: October 14, 2004 through October 28, 2004
Pricing Period 2: October 29, 2004 through November 12, 2004

Shares submitted for sale will be matched to shares requested for purchase by other participating shareholders. If more shares are requested for sale than for purchase, shareholders will receive or pay the average of the closing market price for The J. M. Smucker Company common shares as reported on the New York Stock Exchange for the respective pricing period. The Company will repurchase these net sales of shares, which will represent a portion of the one million shares the Company's Board of Directors authorized the repurchase of in August 2004.

If more shares are requested for purchase than for sale, the balance of shares not matched will be purchased in the open market throughout the respective pricing period and a few days afterward. A weighted average price will be determined by these market trades for the respective pricing period, and that is the price shareholders will receive or will pay. Weighted averaging means the per share price is obtained by dividing the aggregate dollar amount of all purchases of shares for the participants during the respective pricing period by the total number of shares purchased on behalf of such participants during the pricing period.

A copy of the press release announcing the odd-lot program, dated October 13, 2004, is attached to this Current Report on Form 8-K as Exhibit 99, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

          Exhibit       Exhibit
           Number       Description
          -------       -----------
             99         Press Release Announcing Voluntary Odd-Lot Program,
                        dated October 13, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE J. M. SMUCKER COMPANY

                                      By: /s/ Richard K. Smucker
                                          --------------------------------------
                                          Richard K. Smucker
                                          President, Co-Chief Executive Officer,
                                          and Chief Financial Officer

Date: October 13, 2004


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                                  EXHIBIT INDEX

Exhibit       Exhibit
 Number     Description
-------     -----------

   99       Press Release Announcing Voluntary Odd-Lot Program, dated October
            13, 2004